Leases	3 Months Ended
Mar. 31, 2023
Leases [Abstract]
Leases

NOTE 16 – Leases

The Company has operating leases for administrative offices in Canada and the Philippines. The Manila, Philippines office lease expires in May 2025 and the Canada lease expires in June 2026. The Company entered into a 13-month lease for administrative offices in California on April 1, 2023 with lease payments of approximately $19 thousand per month. The Company has no other operating or financing leases with terms greater than 12 months.

Lease expense for operating leases recorded in the balance sheet is included in operating costs and expenses and is based on the future minimum lease payments recognized on a straight-line basis over the term of the lease plus any variable lease costs. Operating lease expenses, inclusive of short-term and variable lease expenses, recognized in the Company’s condensed consolidated statement of operations for the period ended March 31, 2023 (Successor), period ended March 14, 2023 (Predecessor), and three months ended March 31, 2022 (Predecessor) was approximately $9 thousand, $57 thousand and $97 thousand, respectively.

Operating lease liabilities are based on the net present value of the remaining lease payments over the remaining lease term. In determining the present value of lease payments, the Company used its incremental borrowing rate based on the information available at the date of adoption of ASC 842 “Leases” (“ASC 842”). As of March 31, 2023 (Successor), the weighted average remaining lease term is 2.7 years and the weighted average discount rate used to determine the operating lease liabilities was 8.0%. As of year ended December 31, 2022 (Predecessor), the weighted average remaining lease term is 2.8 years and the weighted average discount rate used to determine the operating lease liabilities was 8.0%.